UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 25, 2023
Date of Report (Date of Earliest Event Reported)

Lendway, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 W. 36th Street, Suite 220 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LDWY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Stock Repurchase Program

On August 25, 2023, the Board of Directors of Lendway, Inc. (the “Company”) approved a Stock Repurchase Authorization (the “Repurchase Program”), authorizing the Company to repurchase up to 400,000 shares of its outstanding common stock, par value $.01 per share, from time to time.

The Company may purchase shares of its common stock from time to time in open market transactions at prevailing market prices, in privately negotiated transaction, or by other means in accordance with federal securities laws. Open market repurchases may be effected pursuant to Rule 10b5-1 trading plans. The manner, timing, number and prices of shares purchased by Lendway under the Repurchase Program will be determined by management at its discretion and will depend on a number of factors, including the market price of Lendway’s common stock, general market and economic conditions, and applicable legal requirements. The Repurchase Program does not obligate the Company to acquire any particular amount of its common stock or to acquire shares on any particular timetable and may be suspended or discontinued at any time at the Company’s discretion.

The Company issue a press release on August 28, 2023 announcing the approval of the Program, the text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2023 and for the fiscal years ended December 31, 2022 and 2021, the unaudited pro forma condensed combined balance sheet as of March 31, 2023, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
99.1	Press Release dated August 28, 2023	Filed Electronically
104	Cover Page Interactive Data File	Filed Electronically

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Lendway, Inc.

Date: August 28, 2023	By:	/s/ Zackery A. Weber
Zackery A. Weber
Vice President of Finance

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